SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 23, 2013

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2013, the Registrant entered into the following agreements:

On December 23, 2013, the Registrant through WHLR-St. George LLC, a Delaware limited liability company (“WHLR-St. George”), WHLR-South Square LLC, a Delaware limited liability company (“WHLR-South”), WHLR-Waterway LLC, a Delaware limited liability company (“WHLR-Waterway”), WHLR-Clover LLC, a Delaware limited liability company (“WHLR-Clover”) and WHLR-Westland LLC, a Delaware limited liability company (“WHLR-Westland”) (collectively the “WHLR Special Purpose Entities”), all of which are wholly-owned subsidiaries of Wheeler REIT, L.P., a Virginia limited partnership (“Wheeler REIT”) of which the Registrant is the sole general partner, entered into Assignments of Purchase and Sale Agreement (the “PSA Assignments”) with Wheeler REIT. Pursuant to the PSA Assignments, for nominal consideration, the WHLR Special Purpose Entities succeeded to the rights of Wheeler REIT under that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated December 23, 2013 between Wheeler REIT, as purchaser, and South Square Associates, LLC, a Virginia limited liability company (“South Square”), Clover Plaza Associates, LLC, a Virginia limited liability company (“Clover Plaza”), Waterway Plaza Associates, LLC, a Virginia limited liability company (“Waterway”), Westland Square Associates, LLC, a Virginia limited liability company (“Westland”), and St. George Plaza Associates, LLC, a Virginia limited liability company (“St. George”) as sellers, for the purchase of their respective 50.8176% tenant-in-common interests in five shopping centers known as: Clover Plaza located in Clover, South Carolina; South Square located in Lancaster, South Carolina; St. George Plaza, located in St. George, South Carolina; Waterway Plaza, located in Little River, South Carolina; and, Westland Square, located in West Columbia, South Carolina (collectively the “Properties”) for the sales price of Eight Million Seven Hundred Eighty Two Thousand Four Hundred Seventy-One and 80/100 Dollars ($8,782,471.80).

On December 23, 2013, the Registrant through the WHLR Special Purpose Entities, entered into Assignments of Purchase and Sale Agreement (the “TIC PSA Assignments”) with Wheeler Interests, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the TIC PSA Assignments, for nominal consideration, the WHLR Special Purpose Entities succeeded to the rights of Wheeler Interests under that certain Tenant in Common Interests Purchase Agreement (the “TIC Purchase Agreement”), dated December 2, 2013 between Wheeler Interests, as purchaser, and BCP South Square, LLC, a Virginia limited liability company (“BCP South Square”), BCP Clover, LLC, a Virginia limited liability company (“BCP Clover”), BCP Waterway, LLC, a Virginia limited liability company (“BCP Waterway”), BCP Westland Square, LLC, a Virginia limited liability company (“BCP Westland”), and BCP St. George, LLC, a Virginia limited liability company (“BCP St. George”) as sellers, for the purchase of their respective 49.1824% tenant-in-common interests in the Properties for the sales price of Seven Million Sixty-Four Thousand Sixty-Three and 68/100 Dollars ($7,064,063.68).

As of December 23, 2013, the Special Purpose Entities closed the transactions and acquired the Properties for approximately $15,846,535.48 in cash.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, controls Wheeler Interests and is the managing member of the WHLR Special Purpose Entities and the managing member of South Square, Clover Plaza, Waterway, Westland and St. George. No director, officer or affiliate of the Registrant is affiliated with BCP South Square, BCP Clover, BCP Waterway, BCP Westland or BCP St. George.

On December 24, 2013, the Registrant issued a press release relating to the acquisition of the Properties. The press release is attached hereto as Exhibit 99.1.

ITEM 8.01 OTHER EVENTS.

See response to Item 1.01 above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

The Registrant will file requisite financial information for the acquired Properties no later than 71 calendar days after the initial filing of this Current Report on Form 8-K.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR- St. George LLC.

10.2	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-South Square LLC.

10.3	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Waterway LLC.

10.4	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Clover LLC.

10.5	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Westland LLC.

10.6	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR- St. George LLC.

10.7	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-South Square LLC.

10.8	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Waterway LLC.

10.9	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Westland LLC.

10.10	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Clover LLC.

10.11	Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and South Square Associates, LLC, Clover Plaza Associates, LLC, Waterway Plaza Associates, LLC, Westland Square Associates, LLC and St. George Associates, LLC.

10.12	Tenant in Common Interest Purchase Agreement, dated December 2, 2013, by and between Wheeler Interests, LLC and BCP South Square, LLC, BCP Clover, LLC, BCP Waterway, LLC, BCP Westland Square , LLC and BCP St. George, LLC.

99.1	Press Release dated December 24, 2013, relating to the Registrant’s acquisition of the Properties.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: December 27, 2013

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR- St. George LLC.

10.2	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-South Square LLC.

10.3	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Waterway LLC.

10.4	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Clover LLC.

10.5	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and WHLR-Westland LLC.

10.6	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR- St. George LLC.

10.7	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-South Square LLC.

10.8	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Waterway LLC.

10.9	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Westland LLC.

10.10	Partial Assignment of Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler Interests, LLC and WHLR-Clover LLC.

10.11	Purchase and Sale Agreement, dated December 23, 2013, by and between Wheeler REIT, L.P. and South Square Associates, LLC, Clover Plaza Associates, LLC, Waterway Plaza Associates, LLC, Westland Square Associates, LLC and St. George Associates, LLC.

10.12	Tenant in Common Interest Purchase Agreement, dated December 2, 2013, by and between Wheeler Interests, LLC and BCP South Square, LLC, BCP Clover, LLC, BCP Waterway, LLC, BCP Westland Square , LLC and BCP St. George, LLC.

99.1	Press Release dated December 24, 2013, relating to the Registrant’s acquisition of the Properties.